Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alternus Clean Energy, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vincent Browne, Chief Executive Officer and Chief Financial Officer (Interim) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge::

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 23, 2024	By:	/s/ Vincent Browne
	Name:	Vincent Browne
	Title:	Chief Executive Officer and Chief Financial Officer (Interim) (Principal Executive Officer, Principal Financial and Accounting Officer)